SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 2002


                                 TECHLABS, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


    FLORIDA                        000-26233                      65-0843965
----------------              -------------------              -----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
incorporation)                                                       Number)


               8905 KINGSTON PIKE, SUITE 307, KNOXVILLE, TN 37923
         --------------------------------------------------------------
                   (Address of executive offices and Zip Code)


Registrant's telephone number, including area code: (865) 368-6344


                                 NOT APPLICABLE
                            -------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHARGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 30, 2002 we notified Rodefer, Moss & Co PLLC, our principal independent accountant, that we were terminating their services. The reports of Rodefer, Moss & Co PLLC on our financial statements for the fiscal years ended December 31, 2001 and 2000 each contained a qualification as to our ability to continue as a going concern. Other than such going concern qualifications, such reports did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between our company and Rodefer Moss & Co PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Rodefer Moss & Co PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         On September 30, 2002 we engaged Dempsey Vantrease & Follis PLLC to act as our principal independent accountant. Prior to such engagement, we did not consult with Dempsey Vantrease & Follis PLLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

         The change in our principal independent accounts was approved by our board of directors.

         In accordance with the requirements of Item 304 of Regulation S-B of the Securities Act of 1933, we have provided Rodefer Moss & Co PLLC with a copy of this Report on Form 8-K and have requested that it furnish to us a letter addressed to the SEC stating whether it agrees with the statements made by us in this Item 4. and , if not, stating the respects in which it does not agree. We have requested that they provide us with this letter within 10 business days after the filing of this Report and we will immediately file same as an exhibit to an amendment to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.         DESCRIPTION

16.1 Letter from Rodefer Moss & Co, PLLC regarding change in certifying accountants *

*        to be filed by amendment

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Techlabs, Inc.

Date: September 30, 2002                By: /S/ JAYME DORROUGH
                                            ------------------
                                            Jayme Dorrough, President